MERRILL LYNCH
PHOENIX
FUND, INC.








FUND LOGO








Annual Report

July 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543


Printed on post-consumer recycled paper



MERRILL LYNCH PHOENIX FUND, INC.


DEAR SHAREHOLDER


During the quarter ended July 31, 1997, increasing evidence of noninflationary economic growth boosted investor confidence. This growing confidence was confirmed further when, as widely expected, the Federal Reserve Board chose to leave monetary policy unchanged at its July 1 meeting. This confluence of positive indicators helped produce a significant rally in the US stock market. The unmanaged Standard & Poor's 500 Composite Average, led by its 50 largest issues (in terms of stock market capitalization), generated a +19.58% total return for the July quarter. A slight decline in interest rates during the quarter resulted in a modest positive total return for US fixed-income investments.

Current consensus expectations are for the US economy's rate of growth to lose some momentum over the balance of 1997. Although real (inflation-adjusted) gross domestic product (GDP) growth for the first quarter of the year was revised slightly upward to 5.9%, the rate of real growth for the second quarter was announced at a more sustainable 2.2% rate. At the same time, inflationary pressures remain contained. It remains to be seen whether economic activity remains moderate enough to rule out future Federal Reserve Board monetary policy tightenings later this year.

As the July quarter drew to a close, Congress approved tax-cut and five-year balanced budget bills. Although considered positive to encourage savings and investment, it remains to be seen how successful the new legislation will be in reducing the Federal budget deficit in the years ahead.

At present, it appears that the US economy is perceived favorably by global investors for its ongoing growth and limited inflationary pressures, as supported by the US dollar's continued strength relative to other currencies. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

Portfolio Matters
For the three-month period ended July 31, 1997, Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of +23.55%, +23.19%, +23.18% and +23.41%, respectively. (Fund results do not include sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.) The Fund performed well during the July quarter as the stock market advance broadened to secondary stocks. It appears that investors may finally be demonstrating an unwillingness to pay the historically high multiples afforded to larger-capitalization equities and are returning to smaller-capitalization "value" stocks. This trend is positive for our portfolio holdings.

In this, the seventh year of a bull market, there are not many industries that are experiencing operational difficulties. Therefore, over the past year our investment activities have focused on purchasing individual undervalued issues, as opposed to investing in a number of companies in an undervalued sector. Although the July quarter was no exception--since we added a variety of companies to the portfolio from diverse industries, such as H&R Block, Inc. (financial services), IVAX Corp. (pharmaceuticals) and Viacom, Inc. (leisure & entertainment)--we also made what we anticipate to be the first of several investments in the gold mining industry through the purchase of shares of Placer Dome Inc.

We first became familiar with H&R Block, Inc. through our investment in CompuServe Corporation, which was then a majority-owned subsidiary of the company. H&R Block's main line of business is in-come tax preparation. We believe that the company's network of tax preparers is an underutilized distribution network for numerous other financial productsand services. Additionally, if we back out its investment in CompuServe, H&R Block's income tax preparation business is selling at a very attractive earnings per share multiple. The outlook for the company's tax preparation business has also improved because of the complexity of the new Federal tax legislation.

IVAX Corp. is a developer and manufacturer of generic and branded pharmaceuticals. Severe price competition in the generic drug business as well as a failed acquisition of the company by Bergen Brunswig Corp. has brought the stock down to a six-year low. A new management team along with sales of assets have dramatically improved the company's balance sheet. This, along with a strong new product pipeline, led us to become more optimistic on the company's future prospects.

Viacom Inc. is a diversified entertainment company. Its Blockbuster chain of video rental stores has been struggling recently because of a poor product cycle as well as greater competition from other methods of movie distribution to the home market. We believe that Viacom's new management can return the Blockbuster division to a predictable cash flow business that can be utilized to finance growth in the company's network television and broadcasting operations (MTV, Nickelodeon and Showtime).

Placer Dome Inc. is a major global producer of gold, silver and copper. The recent precipitous decline in the price of gold caused the stocks of a number of blue-chip gold mining companies to fall to their lowest levels in several years. Although the absence of strong inflationary trends in the global economy and central bank sales of gold have kept the price of gold bullion depressed, we believe that the supply/demand characteristics of bullion are becoming more positive because we believe that demand for the metal will exceed new production in the future. In addition, if current buoyant economic conditions persist, we expect that inflationary pressures will eventually materialize. Accordingly, in the weeks ahead we anticipate investing in several other gold-mining companies like Placer Dome that have relatively low production costs and better-than-average reserve growth potential.

Typically, we have held onto positions for some time before our price objectives were met. However, investors are recognizing improving fundamentals for companies at a rapid pace, and some of our holdings are reaching our price targets in much shorter time frames. As a result, we sold three recent additions to the portfolio during the July quarter: 3Com Corp., Bay Networks, Inc. and Air New Zealand Ltd. Their share prices had run up to levels that we believe were not supportable, given both the current fundamentals and our future earnings expectations.

The July quarter was active in terms of takeovers of Fund holdings. We eliminated positions in Tandem Computers, Inc., Transitional
Hospitals Corp., Live Entertainment Inc., Houlihan's Restaurant
Group, Inc. and Total Petroleum (North America) Ltd., all at profits, subsequent to their announced mergers with various entities.

On the reorganization side, WRT Energy Corp., an oil and gas producer in Louisiana, emerged from bankruptcy. We received stock and litigation trust certificates in exchange for our investment in the senior notes. In addition, during the quarter General Instrument Corp., a manufacturer of electronic and telecommunications equipment, completed its announced reorganization into three separate subsidiaries: NextLevel Systems, Inc., General Semiconductor, Inc. and CommScope, Inc. We are in the process of evaluating the prospects of each of these new entities.

Fiscal Year in Review
Total returns for the fiscal year ended July 31, 1997 for the Fund's Class A, Class B, Class C and Class D Shares were +29.78%, +28.48%, +28.39% and +29.44%, respectively. Throughout most of the fiscal year, investors favored a relatively small number of large-capitalization blue-chip stocks, which rose to extremely high valuation levels. This factor was the primary reason for the Fund's underperformance relative to the Standard & Poor's 500 Composite Index during much of the fiscal year. However, as we have already noted, this trend changed during the last quarter of the fiscal year, and Fund performance improved substantially.

We were successful in identifying value in several of our largest holdings whose share prices rose as they became acquisition targets:
Tandem Computers, Inc., Community Psychiatric Centers Inc., Applied Bioscience International Corp. and ADT Ltd. All of these investments were among our ten largest holdings as of July 31, 1996, and we sold them at substantial profits.

We invested the proceeds of these sales into larger cap companies, in line with the strategy we have been following over the past several years. For example, we added AT&T Corp., Digital Equipment Corp., Viacom, Inc., and Toys 'R' Us, Inc. to the portfolio during the fiscal year as they were experiencing operational difficulties. Although these investments have already made positive contributions to the Fund's performance, their shares are still selling at fractions of our price objectives for them, and we continue to believe that they represent extraordinary value in an overvalued stock market. We also continued to complement our larger cap holdings with a number of smaller cap companies that we believe possess the ability to provide investment returns greater than stocks in general. We believe that companies such as IVAX Corp., LTX Corp., Mentor Graphics Corporation, and Integrated Device Technology, Inc. all have the ability to expand earnings dramatically and be awarded substantially higher share price valuations. To date, these holdings have made neutral to slightly positive contributions to the Fund's total return.

The Fund's largest industry allocations were relatively unchanged over the course of the fiscal year. Our largest industry exposures have been in the energy-related and computer hardware industries. With the strong performance of some key energy holdings--Marine Drilling Co., Inc., McDermott International, Inc. and Oryx Energy Co.--and the sale of Tandem Computers Inc., energy-related investments comprised 7.6% of net assets at fiscal year-end, compared to 5.2% for computer hardware companies. Both industries experienced significant advances for the fiscal year as energy prices trended upward and computer hardware companies Amdahl and Tandem were acquired.

As of the end of the fiscal year, high-yield investments made up
7.8% of net assets. With the relatively expensive valuation of high-yield issues that prevailed throughout much of the fiscal year, we chose to limit our exposure to this sector.

In Conclusion
We are encouraged by the recent broadening of investor interest to smaller cap, undervalued equities. We continue to believe that the companies represented in Merrill Lynch Phoenix Fund's portfolio represent exceptional long-term values, and that their potential earnings power will be increasingly recognized by other investors.

We thank you for your continued investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to continuing to serve your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Robert J. Martorelli)
Robert J. Martorelli
Vice President and
Portfolio Manager

September 4, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +10.61%        + 4.80%
Five Years Ended 6/30/97                  +15.55         +14.31
Ten Years Ended 6/30/97                   +12.67         +12.07

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        + 9.43%        + 5.48%
Five Years Ended 6/30/97                  +14.36         +14.37
Inception (10/21/88)
through 6/30/97                           +11.88         +11.88

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        + 9.48%        + 8.49%
Inception (10/21/94)
through 6/30/97                           +12.42         +12.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +10.29%        + 4.50%
Inception (10/21/94)
through 6/30/97                           +13.31         +11.06

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

Class A Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:


                                        7/87           7/97

ML Phoenix Fund++--Class A Shares*    $ 9,475        $31,862

S&P 500 Index++++                     $10,000        $40,351


Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the S&P 500
Index. Beginning and ending values are:


                                     10/21/88**        7/97

ML Phoenix Fund++--Class B Shares*    $10,000        $28,622

S&P 500 Index++++                     $10,000        $43,309

Class C and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                     10/21/94**        7/97

ML Phoenix Fund++--Class C Shares*    $10,000        $14,777

ML Phoenix Fund++--Class D Shares*    $ 9,475        $14,318

S&P 500 Index++++                     $10,000        $21,864

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Phoenix Fund, Inc. invests in a diversified portfolio of equity and fixed-income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
11/1/82--12/31/82                  $ 9.35      $ 9.60          --            --           + 2.67%
1983                                 9.60       11.69       $ 0.470        $0.370         +31.05
1984                                11.69       10.65         1.520         0.620         + 9.93
1985                                10.65       12.00         0.980         0.710         +30.28
1986                                12.00       12.39         1.010         0.610         +16.92
1987                                12.39       10.50         1.551         0.676         + 0.95
1988                                10.50       11.78         1.790         0.329         +33.18
1989                                11.78       12.49         0.428         0.508         +13.87
1990                                12.49        8.08         1.623         0.396         -20.66
1991                                 8.08        9.90         0.645         0.494         +37.01
1992                                 9.90       11.73         0.057         0.670         +26.69
1993                                11.73       13.45         0.820         0.826         +29.54
1994                                13.45       11.15         0.729         0.777         - 6.48
1995                                11.15       12.90         0.183         0.528         +21.86
1996                                12.90       13.19         0.794         0.819         +15.81
1/1/97--7/31/97                     13.19       15.32          --            --           +16.15
                                                            -------        ------
                                                      Total $12.600  Total $8.333

                                                  Cumulative total return as of 7/31/97: +843.31%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $11.96      $11.77        $0.086        $0.144         + 0.35%
1989                                11.77       12.45         0.428         0.409         +12.78
1990                                12.45        8.06         1.623         0.271         -21.54
1991                                 8.06        9.83         0.645         0.429         +35.66
1992                                 9.83       11.55         0.057         0.639         +25.37
1993                                11.55       13.24         0.820         0.661         +28.23
1994                                13.24       10.95         0.729         0.657         - 7.40
1995                                10.95       12.62         0.183         0.432         +20.68
1996                                12.62       12.83         0.794         0.700         +14.49
1/1/97--7/31/97                     12.83       14.82          --            --           +15.51
                                                             ------        ------
                                                       Total $5.365  Total $4.342

                                                  Cumulative total return as of 7/31/97: +186.22%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $12.31      $10.91        $0.314        $0.172         - 7.35%
1995                                10.91       12.55         0.183         0.454         +20.67
1996                                12.55       12.75         0.794         0.700         +14.49
1/1/97--7/31/97                     12.75       14.72          --            --           +15.45
                                                             ------        ------
                                                       Total $1.291  Total $1.326

                                                   Cumulative total return as of 7/31/97: +47.77%**


 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $12.57      $11.16        $0.314        $0.186         - 7.17%
1995                                11.16       12.91         0.183         0.502         +21.61
1996                                12.91       13.18         0.794         0.789         +15.38
1/1/97--7/31/97                     13.18       15.29          --            --           +16.01
                                                             ------        ------
                                                       Total $1.291  Total $1.477

                                                   Cumulative total return as of 7/31/97: +51.11%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Recent Performance Results
                                                                                        12 Month     3 Month
                                                        7/31/97   4/30/97    7/31/96    % Change     % Change
ML Phoenix Fund, Inc. Class A Shares*                    $15.32    $12.40     $13.37     +22.05%(1)   +23.55%
ML Phoenix Fund, Inc. Class B Shares*                     14.82     12.03      12.99     +21.73(1)    +23.19
ML Phoenix Fund, Inc. Class C Shares*                     14.72     11.95      12.92     +21.61(1)    +23.18
ML Phoenix Fund, Inc. Class D Shares*                     15.29     12.39      13.35     +22.00(1)    +23.41
Dow Jones Industrial Average**                         8,222.61  7,008.99   5,528.91     +48.72       +17.32
Standard & Poor's 500 Index**                            954.29    801.34     639.95     +49.12       +19.09
ML Phoenix Fund, Inc. Class A Shares--Total Return*                                      +29.78(2)    +23.55
ML Phoenix Fund, Inc. Class B Shares--Total Return*                                      +28.48(3)    +23.19
ML Phoenix Fund, Inc. Class C Shares--Total Return*                                      +28.39(3)    +23.18
ML Phoenix Fund, Inc. Class D Shares--Total Return*                                      +29.44(4)    +23.41
Dow Jones Industrial Average--Total Return**                                             +51.75       +17.83
Standard & Poor's 500 Index--Total Return**                                              +52.02       +19.58

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.794 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.819 per share ordinary income dividends and $0.794 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.700 per share ordinary income dividends and $0.794 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.789 per share ordinary income dividends and $0.794 per share capital gains distributions.



SCHEDULE OF INVESTMENTS
                           Face Amount/                                                                   Value     Percent of
Industry                   Shares Held                 Investments                         Cost         (Note 1a)   Net Assets
Discount to Assets

Computer Services              654,700     Scitex Corp. Ltd.                           $  6,834,755     $  6,424,244    0.9%

Conglomerates                  250,000     Hanson PLC Sponsored (ADR)*                   10,190,365        6,328,125    0.8

Energy Related                 700,000     McDermott International, Inc.                 12,621,515       21,393,750    2.9

Leisure &                      850,000   ++Viacom, Inc. (Class B) (Non-Voting)           25,116,186       26,243,750    3.6
Entertainment

                                           Total Discount to Assets                      54,762,821       60,389,869    8.2

Earning Turnarounds

Airlines                     2,065,000   ++Mesa Air Group, Inc. (d)                      15,219,287       11,292,969    1.5

Cable                        1,600,000   ++Century Communications Corp. (d)              11,229,756        8,800,000    1.2

Computer &                     450,000   ++Unisys Corp.                                   3,645,816        4,331,250    0.6
Peripherals

Computer Software            1,100,000   ++Mentor Graphics Corporation                   10,874,845       11,550,000    1.6

Consumer Products            2,500,000   ++The Topps Co., Inc. (d)                       14,435,385        9,062,500    1.2

Energy Related                 400,000   ++Marine Drilling Co., Inc.                      3,200,000        9,925,000    1.3

Gold                           600,000     Placer Dome Inc.                               9,886,838       10,200,000    1.4

Health Care                    600,000   ++Humana, Inc.                                  11,564,931       14,625,000    2.0
                             1,300,000   ++NeoRx Corp. (d)                                7,991,431        5,606,250    0.7
                             1,193,800   ++Perrigo Co.                                   12,307,962       15,519,400    2.1

Industrial Services          1,407,670   ++Anacomp, Inc. (d)                              9,137,200       16,540,122    2.2

Leisure &                      900,000   ++CST Entertainment Imaging, Inc. (a)              675,000            9,000    0.0
Entertainment

Retail                       4,170,000     CML Group, Inc. (d)                           23,882,945       14,855,625    2.0
                               450,000   ++Toys 'R' Us, Inc.                             11,973,130       15,328,125    2.1

Semiconductor                1,650,000   ++Integrated Device Technology, Inc.            16,382,706       22,275,000    3.0
                               657,700   ++LTX Corp.                                      3,947,449        4,521,688    0.6

Steel                        1,000,000     Birmingham Steel Corp.                        15,537,099       18,187,500    2.5

Telecommunications             600,000   ++DSC Communications Corp.                      11,020,016       17,662,500    2.4

Telecommunications             904,200   ++ANTEC Corporation                              7,454,077       12,319,725    1.7
Equipment

                                           Total Earning Turnarounds                    200,365,873      222,611,654   30.1

Financial Restructuring

Energy Related               1,938,474   ++WRT Energy Corp.--Litigation Trust
                                             Certificates (e)                               370,839                0    0.0
                             1,938,474   ++WRT Energy Corp.--New Common Stock (e)        16,017,828       10,176,991    1.4

Retail                         443,361   ++Zale Corp. Litigation Limited
                                             Partnership Units                                    0                0    0.0

Textiles                       305,706   ++The Bibb Co. (a)                               2,100,882        2,159,049    0.3
                           $ 9,000,000   ++JPS Textile Group Inc., Subordinated
                                             Debentures, 7% due 5/15/2000                   990,000        1,057,500    0.1
                           $ 5,740,000   ++JPS Textile Group Inc., Subordinated
                                             Notes, 10.25% due 6/01/1999                  3,289,290        4,391,100    0.6

                                           Total Financial Restructuring                 22,768,839       17,784,640    2.4


SCHEDULE OF INVESTMENTS (continued)
                           Face Amount/                                                                   Value     Percent of
Industry                   Shares Held                 Investments                         Cost         (Note 1a)   Net Assets
High Yield

Cable                      $   754,545     Scott Cable, New 3rd Secured, Pay-in-
                                             Kind Notes, 16% due 7/18/2002 (c)         $    293,272     $    188,636    0.0%
                           $ 5,850,900     Scott Cable Trust Certificate, Pay-in-
                                             Kind Notes, 15% due 3/18/2001 (c)            4,321,391        5,090,283    0.7

Consumer Products          $12,220,000     Specialty Foods Corp., Senior Sub-
                                             ordinated Notes, 11.25% due 8/15/2003        9,962,800       10,509,200    1.4
                           $ 2,500,000     Town & Country Corporation, Senior
                                             Subordinated Notes, 13% due 5/31/1998        2,125,000        1,512,500    0.2
                           $ 6,600,000     U.S. Leather Inc., Senior Notes, 10.25%
                                             due 7/31/2003                                4,785,875        4,686,000    0.6

Home Builders              $20,500,000   ++Baldwin Homes, Series B, 10.375% due
                                             8/01/2003                                    8,541,125        9,122,500    1.3

Leisure &                  $10,500,000     Bally's Health & Tennis Corporation,
Entertainment                                Senior Subordinated Notes, 13% due
                                             1/15/2003                                    8,450,000       11,025,000    1.5

Printing &                 $ 6,255,400     San Jacinto Holdings Inc., Senior
Publishing                                   Subordinated Notes, 12% due 12/31/2002       4,048,512        4,378,780    0.6

Supermarkets               $ 3,000,000     Farm Fresh Inc., Senior Notes, 12.25%
                                             due 10/01/2000                               2,400,000        2,460,000    0.3
                           $18,000,000     Grand Union Co., Senior Notes, 12% due
                                             9/01/2004                                    9,143,063        8,460,000    1.2

                                           Total High Yield                              54,071,038       57,432,899    7.8

Operational Restructuring

Cable                          850,000   ++Tele-Communications, Inc. (Class A)           11,295,192       14,503,125    2.0
                             1,019,500   ++U S West Media Group                          18,705,714       22,492,719    3.0

Computer Hardware            1,500,000   ++Amdahl Corp.                                  11,611,657       17,718,750    2.4
                               500,000   ++Digital Equipment Corp.                       17,213,510       20,593,750    2.8

Computer Software            2,585,000   ++Borland International, Inc. (d)               31,302,706       21,326,250    2.9
                             1,800,000   ++CompuServe Corporation                        18,755,849       20,700,000    2.8
                             4,445,000   ++Computervision Corp. (d)                      27,356,936       15,279,687    2.1
                             4,100,000   ++Novell Inc.                                   40,588,442       31,006,250    4.2

Energy Related                 601,800   ++Oryx Energy Co.                                7,698,802       14,856,937    2.0

Engineering                    800,000   ++EMCOR Group, Inc.                              6,875,703       12,200,000    1.7

Environmental                1,250,000     Laidlaw, Inc. (Non-Voting) (Class B)
                                             (ADR)*                                      12,140,881       19,921,875    2.7

Financial Services             106,200     H&R Block, Inc.                                3,969,161        4,068,788    0.6

Health Care                  1,257,600   ++Pharmaceutical Product Development, Inc.      18,317,319       29,396,400    4.0

Pharmaceuticals                978,700   ++IVAX Corp.                                     9,428,465        9,175,312    1.2

Retail                         400,000   ++Woolworth Corp.                                4,009,000       11,325,000    1.5

Semiconductor                  150,000   ++General Semiconductor, Inc. (b)                1,967,356        2,287,500    0.3

Steel                        1,598,500   ++WHX Corp. (d)                                 14,627,431       14,386,500    1.9

Telecommunications             450,000     AT&T Corp.                                    16,978,773       16,565,625    2.2

Telecommunications             200,000   ++CommScope, Inc. (b)                            2,688,720        3,200,000    0.4
Equipment                      600,000   ++NextLevel Systems, Inc. (b)                    9,935,147       11,962,500    1.6

                                           Total Operational Restructuring              285,466,764      312,966,968   42.3

                                           Total Investments                            617,435,335      671,186,030   90.8

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                          Value     Percent of
                           Face Amount               Short-Term Investments               Cost          (Note 1a)   Net Assets
Commercial Paper**         $15,000,000     Eureka Securitization Inc., 5.52% due
                                             9/08/1997                                 $ 14,912,600     $ 14,912,600    2.0%
                             1,557,000     General Motors Acceptance Corp., 5.81%
                                             due 8/01/1997                                1,557,000        1,557,000    0.2
                            10,000,000     Goldman Sachs Group, 5.54% due
                                             8/07/1997                                    9,990,767        9,990,767    1.4
                            16,000,000     Monsanto Company, 5.48% due 8/06/1997         15,987,822       15,987,822    2.2
                            15,000,000     Preferred Receivable Funding Corp.,
                                             5.52% due 9/09/1997                         14,910,300       14,910,300    2.0

                                           Total Short-Term Investments                  57,358,489       57,358,489    7.8

Total Investments                                                                      $674,793,824      728,544,519   98.6
                                                                                       ============
Other Assets Less Liabilities                                                                             10,270,189    1.4
                                                                                                        ------------  ------
Net Assets                                                                                              $738,814,708  100.0%
                                                                                                        ============  ======

  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
   Fund.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Security Act of 1933.
(b)Received in spin-off of General Instrument Corp.
(c)Represents a pay-in-kind security which may pay interest in additional face.
(d)Investment in companies 5% or more of whose outstanding
   securities are held by the Fund (such companies are defined as
   "Affiliated Companies" in Section 2(a)(3) of the Investment Company
   Act of 1940) are as follows:
                                                             Net Share        Net           Dividend
   Industry                   Affiliate                       Activity        Cost            Income
   Airlines                   Mesa Air Group, Inc.            495,000      $ 3,747,640            --
   Cable                      Century Communications Corp.   (400,000)      (5,476,795)           --
   Computer Software          Borland International, Inc.     416,600        2,800,382            --
   Computer Software          Computervision Corp.          1,895,000       12,058,217            --
   Consumer Products          The Topps Co., Inc.             900,000        3,630,318            --
   Health Care                NeoRx Corp.                     200,800          958,151            --
   Industrial Services        Anacomp, Inc.                        --               --            --
   Retail                     CML Group, Inc.                 670,000        2,732,658       $35,000
   Steel                      WHX Corp.                       698,500        5,061,122            --

(e)Received in exchange for WRT Energy Corp., 13.875% Senior Notes due 3/01/2002.
 ++Non-income producing security.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$674,793,824)
                    (Note 1a)                                                                             $  728,544,519
                    Cash                                                                                       2,300,023
                    Foreign cash (Note 1c)                                                                           257
                    Receivables:
                      Securities sold                                                    $   20,075,711
                      Interest                                                                1,872,992
                      Capital shares sold                                                       531,282
                      Dividends                                                                 153,982       22,633,967
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          81,430
                                                                                                          --------------
                    Total assets                                                                             753,560,196
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   11,178,464
                      Capital shares redeemed                                                 2,314,465
                      Investment adviser (Note 2)                                               596,233
                      Distributor (Note 2)                                                      306,666       14,395,828
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       349,660
                                                                                                          --------------
                    Total liabilities                                                                         14,745,488
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  738,814,708
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 50,000,000
Consist of:         shares authorized                                                                     $    1,971,441
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,274,809
                    Class C Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                             98,122
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            558,613
                    Paid-in capital in excess of par                                                         567,817,882
                    Undistributed investment income--net                                                       1,664,384
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       110,678,845
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         53,750,612
                                                                                                          --------------
                    Net assets                                                                            $  738,814,708
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $301,936,256 and 19,714,408
                    shares outstanding                                                                    $        15.32
                                                                                                          ==============
                    Class B--Based on net assets of $337,022,174 and 22,748,088
                    shares outstanding                                                                    $        14.82
                                                                                                          ==============
                    Class C--Based on net assets of $14,447,838 and 981,218
                    shares outstanding                                                                    $        14.72
                                                                                                          ==============
                    Class D--Based on net assets of $85,408,440 and 5,586,132
                    shares outstanding                                                                    $        15.29
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended July 31, 1997
Investment          Interest and discount earned                                                          $   12,502,260
Income              Dividends (net of $203,669 foreign withholding tax)                                        2,260,067
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              14,762,327
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    7,150,934
                    Account maintenance and distribution fees--Class B (Note 2)               3,612,384
                    Transfer agent fees--Class B (Note 2)                                       776,418
                    Transfer agent fees--Class A (Note 2)                                       541,805
                    Accounting services (Note 2)                                                168,926
                    Printing and shareholder reports                                            166,655
                    Account maintenance fees--Class D (Note 2)                                  161,204
                    Account maintenance and distribution fees--Class C (Note 2)                 149,517
                    Transfer agent fees--Class D (Note 2)                                       124,648
                    Registration fees (Note 1f)                                                  85,991
                    Directors' fees and expenses                                                 75,738
                    Professional fees                                                            72,795
                    Custodian fees                                                               51,102
                    Transfer agent fees--Class C (Note 2)                                        33,845
                    Other                                                                        22,213
                                                                                         --------------
                    Total expenses                                                                            13,194,175
                                                                                                          --------------
                    Investment income--net                                                                     1,568,152
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      117,056,545
(Loss) on             Foreign currency transactions--net                                        (50,384)     117,006,161
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       65,493,848
(Notes 1b, 1c,        Foreign currency transactions--net                                            (63)      65,493,785
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    182,499,946
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  184,068,098
                                                                                                          ==============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                     July 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                $   1,568,152   $    2,504,634
                    Realized gain on investments and foreign currency transactions
                    --net                                                                   117,006,161       89,032,522
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   65,493,785      (61,421,781)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    184,068,098       30,115,375
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,322,009)      (2,797,570)
Shareholders          Class B                                                                        --       (1,123,307)
(Note 1g):            Class C                                                                        --          (55,725)
                      Class D                                                                  (167,328)        (306,921)
                    Realized gain on investments--net:
                      Class A                                                               (32,459,002)     (12,381,777)
                      Class B                                                               (43,674,101)     (18,485,951)
                      Class C                                                                (1,814,737)        (584,344)
                      Class D                                                                (5,849,564)      (1,742,435)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (85,286,741)     (37,478,030)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (85,819,453)     (16,090,922)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  12,961,904      (23,453,577)
                    Beginning of year                                                       725,852,804      749,306,381
                                                                                         --------------   --------------
                    End of year*                                                         $  738,814,708   $  725,852,804
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1h)                       $    1,664,384   $    1,352,739
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                              Class A
from information provided in the financial statements.
                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                         1997++      1996++      1995++      1994         1993
Per Share           Net asset value, beginning of year       $    13.37  $    13.44  $    13.31  $    13.75   $    11.40
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .10         .13         .17         .03          .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.46         .51        1.47        1.18         3.06
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.56         .64        1.64        1.21         3.08
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.06)       (.13)       (.11)         --         (.03)
                      Realized gain on investments--net           (1.55)       (.58)      (1.40)      (1.65)        (.70)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.61)       (.71)      (1.51)      (1.65)        (.73)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    15.32  $    13.37  $    13.44  $    13.31   $    13.75
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           29.78%       4.78%      13.91%       9.36%       28.96%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.26%       1.24%       1.31%       1.22%        1.25%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .77%        .92%       1.40%        .48%         .28%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $  301,936  $  279,351  $  286,258  $  255,856   $  197,995
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           81.46%      87.66%      70.36%      63.95%       67.57%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0479  $    .0481          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted in US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                              Class B
from information provided in the financial statements.
                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                         1997++      1996++      1995++      1994         1993
Per Share           Net asset value, beginning of year       $    12.99  $    13.12  $    13.02  $    13.46   $    11.25
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                  (.03)       (.01)        .04        (.07)        (.02)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              3.35         .50        1.45        1.11         2.93
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.32         .49        1.49        1.04         2.91
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --        (.04)       (.02)         --           --
                      Realized gain on investments--net           (1.49)       (.58)      (1.37)      (1.48)        (.70)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.49)       (.62)      (1.39)      (1.48)        (.70)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    14.82  $    12.99  $    13.12  $    13.02   $    13.46
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           28.48%       3.67%      12.83%       8.21%       27.66%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      2.29%       2.26%       2.34%       2.24%        2.27%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                 (.26%)      (.11%)       .37%       (.51%)       (.73%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $  337,022  $  381,808  $  414,886  $  362,129   $  209,534
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           81.46%      87.66%      70.36%      63.95%       67.57%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++++         $    .0479  $    .0481          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted in US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                               Class C++++                        Class D++++

                                                                            For the                             For the
The following per share data and ratios have                                Period                              Period
been derived from information provided in the                               Oct. 21,                            Oct. 21,
financial statements.                                 For the Year         1994++ to      For the Year         1994++ to
                                                      Ended July 31,        July 31,      Ended July 31,        July 31,
Increase (Decrease) in Net Asset Value:             1997         1996        1995        1997        1996         1995
Per Share           Net asset value, beginning
Operating           of period                     $  12.92     $  13.07    $  12.31    $  13.35    $  13.43     $  12.57
Performance:                                      --------     --------    --------    --------    --------     --------
                    Investment income (loss)
                    --net                             (.04)        (.02)        .03         .07         .09          .11
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 3.33          .51        1.21        3.45         .51         1.25
                                                  --------     --------    --------    --------    --------     --------
                    Total from investment
                    operations                        3.29          .49        1.24        3.52         .60         1.36
                                                  --------     --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net            --         (.06)       (.05)       (.04)       (.10)        (.07)
                      Realized gain on
                    investments--net                 (1.49)        (.58)       (.43)      (1.54)       (.58)        (.43)
                                                  --------     --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                    (1.49)        (.64)       (.48)      (1.58)       (.68)        (.50)
                                                  --------     --------    --------    --------    --------     --------
                    Net asset value, end of
                    period                        $  14.72     $  12.92    $  13.07    $  15.29    $  13.35     $  13.43
                                                  ========     ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                       28.39%        3.69%      10.99%+++   29.44%       4.50%       11.72%+++
                                                  ========     ========    ========    ========    ========     ========

Ratios to Average   Expenses                         2.30%        2.27%       2.39%*      1.52%       1.48%        1.60%*
Net Assets:                                       ========     ========    ========    ========    ========     ========
                    Investment income (loss)
                    --net                            (.27%)       (.12%)       .34%*       .54%        .67%        1.11%*
                                                  ========     ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $ 14,448     $ 15,821    $ 11,775    $ 85,409    $ 48,873     $ 36,388
                                                  ========     ========    ========    ========    ========     ========
                    Portfolio turnover              81.46%       87.66%      70.36%      81.46%      87.66%       70.36%
                                                  ========     ========    ========    ========    ========     ========
                    Average commission rate
                    paid++++++                    $  .0479     $  .0481          --    $  .0479    $  .0481           --
                                                  ========     ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted in US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $232,830 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $2,131        $26,971
Class D                                $5,253        $61,002

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $681,299 and $5,533 relating to transactions in Class B and Class C Shares, respectively.

During the year ended July 31, 1997, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $266 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $534,447,342 and $719,657,683, respectively.

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $117,056,695   $ 53,750,695
Short-term investments                   (150)            --
Foreign currency
transactions                          (50,384)           (83)
                                 ------------   ------------
Total                            $117,006,161   $ 53,750,612
                                 ============   ============

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $51,853,408, of which $120,528,535 related to appreciated securities and $68,675,127 related to depreciated securities. At July 31, 1997, the aggregate cost of investments for Federal income tax purposes was $676,691,111.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $85,819,453 and $16,090,922 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         3,245,516   $ 43,038,169
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,408,271     29,567,961
                                 ------------   ------------
Total issued                        5,653,787     72,606,130
Shares redeemed                    (6,835,778)   (90,944,050)
                                 ------------   ------------
Net decrease                       (1,181,991)  $(18,337,920)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         4,419,265   $ 59,891,082
Shares issued to shareholders
in reinvestment of dividends
and distributions                     740,876      9,936,546
                                 ------------   ------------
Total issued                        5,160,141     69,827,628
Shares redeemed                    (5,561,880)   (74,905,949)
                                 ------------   ------------
Net decrease                         (401,739)  $ (5,078,321)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         3,717,624   $ 47,733,794
Shares issued to shareholders
in reinvestment of
distributions                       3,291,225     39,178,069
                                 ------------   ------------
Total issued                        7,008,849     86,911,863
Automatic conversion
of shares                          (2,540,026)   (32,669,108)
Shares redeemed                   (11,110,883)  (143,277,186)
                                 ------------   ------------
Net decrease                       (6,642,060)  $(89,034,431)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         7,242,432   $ 96,582,253
Shares issued to shareholders
in reinvestment of dividends
and distributions                     946,032     12,394,778
                                 ------------   ------------
Total issued                        8,188,464    108,977,031
Automatic conversion
of shares                            (342,861)    (4,498,278)
Shares redeemed                   (10,082,987)  (132,916,921)
                                 ------------   ------------
Net decrease                       (2,237,384)  $(28,438,168)
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           240,282   $  3,051,157
Shares issued to shareholders
in reinvestment of
distributions                         136,318      1,613,090
                                 ------------   ------------
Total issued                          376,600      4,664,247
Shares redeemed                      (619,861)    (7,937,076)
                                 ------------   ------------
Net decrease                         (243,261)  $ (3,272,829)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           692,164   $  9,157,835
Shares issued to shareholders
in reinvestment of dividends
and distributions                      32,179        419,140
                                 ------------   ------------
Total issued                          724,343      9,576,975
Shares redeemed                      (400,702)    (5,315,980)
                                 ------------   ------------
Net increase                          323,641   $  4,260,995
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         1,043,610   $ 13,805,556
Automatic conversion
of shares                           2,467,989     32,669,108
Shares issued to shareholders
in reinvestment of dividends
and distributions                     454,079      5,575,759
                                 ------------   ------------
Total issued                        3,965,678     52,050,423
Shares redeemed                    (2,040,372)   (27,224,696)
                                 ------------   ------------
Net increase                        1,925,306   $ 24,825,727
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         2,067,920   $ 28,313,198
Automatic conversion
of shares                             334,895      4,498,278
Shares issued to shareholders
in reinvestment of dividends
and distributions                     105,562      1,413,741
                                 ------------   ------------
Total issued                        2,508,377     34,225,217
Shares redeemed                    (1,557,098)   (21,060,645)
                                 ------------   ------------
Net increase                          951,279   $ 13,164,572
                                 ============   ============



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Phoenix Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Phoenix Fund, Inc. during its fiscal year ended July 31, 1997:
                                            Qualifying    Non-Qualifying      Total       Long-Term
                  Record       Payable       Ordinary        Ordinary        Ordinary      Capital
                   Date         Date          Income*         Income          Income        Gains
Class A Shares:   9/04/96      9/12/96       $.047161        $.640766        $.687927      $.793765
                 12/12/96     12/20/96       $.002498        $.129053        $.131551         --

Class B Shares:   9/04/96      9/12/96       $.042813        $.581700        $.624513      $.793765
                 12/12/96     12/20/96       $.001433        $.074014        $.075447         --

Class C Shares:   9/04/96      9/12/96       $.042813        $.581700        $.624513      $.793765
                 12/12/96     12/20/96       $.001424        $.073578        $.075002         --

Class D Shares:   9/04/96      9/12/96       $.045891        $.623523        $.669414      $.793765
                 12/12/96     12/20/96       $.002267        $.117118        $.119385         --

*Qualifies for the dividends received deduction for corporations.

 Please retain this information for your records.



PORTFOLIO INFORMATION (unaudited)


For the Quarter Ended July 31, 1997


                                    Percent of
Ten Largest Holdings                Net Assets

Novell Inc.                             4.2%
Pharmaceutical Product
  Development, Inc.                     4.0
Viacom, Inc. (Class B) (Non-Voting)     3.6
U S West Media Group                    3.0
Integrated Device Technology, Inc.      3.0
McDermott International, Inc.           2.9
Borland International, Inc.             2.9
CompuServe Corporation                  2.8
Digital Equipment Corporation           2.8
Laidlaw, Inc. (Non-Voting) (Class B)
  (ADR)                                 2.7


                                    Percent of
Five Largest Industries             Net Assets

Computer Software                      13.6%
Health Care                             8.8
Energy Related                          7.6
Cable                                   6.9
Retail                                  5.6

                                    Percent of
Asset Mix                           Net Assets

Stocks                                 82.3%
Bonds                                   8.5
Cash & Cash Equivalents                 9.2

 Additions (Equity Investments)

 CommScope, Inc.
*General Instrument Corp.
 General Semiconductor, Inc.
 H&R Block, Inc.
 IVAX Corp.
*Louisiana-Pacific Corp.
 LTX Corp.
 NextLevel Systems, Inc.
 Placer Dome Inc.
 Unisys Corp.
 Viacom, Inc. (Class B) (Non-Voting)
 WRT Energy Corp.--Litigation Trust Certificates
 WRT Energy Corp.--New Common Stock


 Deletions (Equity Investments)

 3Com Corp.
 Air New Zealand Ltd. (Class B)
 Applied Magnetics Corp.
 Bay Networks, Inc.
*General Instrument Corp.
 Houlihan's Restaurant Group, Inc.
 Live Entertainment Inc., 5% Convertible Preferred
  (Series B)
*Louisiana-Pacific Corp.
 Tandem Computers, Inc.
 Total Petroleum (North America) Ltd.
 Transitional Hospitals Corp.

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert J. Martorelli, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863